UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
(Amendment No.)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

May 3, 2023 Date of Report (Date of earliest event reported)

HESKA CORPORATION (Exact name of Registrant as specified in its charter)

Delaware	000-22427	77-0192527
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3760 Rocky Mountain Avenue Loveland, Colorado (Address of principal executive offices)		80538 (Zip Code)

Registrant's telephone number, including area code		(970) 493-7272

Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	HSKA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

    As reported under Item 5.07 below, Heska Corporation's (the "Company") stockholders approved an amendment to the Heska Corporation Equity Incentive Plan at the Company’s annual meeting of stockholders on May 3, 2023 to increase the number of shares authorized for issuance thereunder by 100,000 shares.

Item 5.07    Submission of Matters to a Vote of Security Holders.

The Company held its annual meeting of stockholders on May 3, 2023. The following is a summary of the matters voted on at the annual meeting based on the report of the voting results by the independent inspector of elections. The definitive proxy statement related to the annual meeting that was filed by the Company with the Securities and Exchange Commission under cover of Schedule 14A (File No. 000-22427) on March 21, 2023, contains a description of the following proposals considered at the annual meeting, each of which were approved by the Company's stockholders at the annual meeting as set forth below:

1.Stockholders elected the following nominees to serve a one-year term, as follows:

Nominee	For	Withheld	Broker Non-Voted	Other Non-Voted
Robert L. Antin	9,698,782	30,296	285,291	—
Stephen L. Davis	8,011,870	1,717,208	285,291	—
Mark F. Furlong	9,615,386	113,692	285,291	—
Joachim A. Hasenmaier	8,629,251	1,099,827	285,291	—
Scott W. Humphrey	9,602,668	126,410	285,291	—
Sharon J. Maples	8,562,185	1,166,893	285,291	—
David E. Sveen	9,520,312	208,766	285,291	—
Kevin S. Wilson	9,661,776	67,302	285,291	—

Mr. Antin, Mr. Davis, Mr. Furlong, Mr. Hasenmaier, Mr. Humphrey, Ms. Maples, Dr. Sveen, and Mr. Wilson have been elected to hold office until the 2024 annual meeting of stockholders or until his or her respective successor is duly elected and qualified.

2.Stockholders ratified the appointment of Grant Thornton LLP as the Company's independent registered public accounting firm for the year ending December 31, 2023, as follows:

For:	10,007,419
Against:	2,881
Abstain:	4,069
Broker Non-Voted:	—
Other Non-Voted:	—

3.Stockholders approved an amendment to the Heska Corporation Equity Incentive Plan, as follows:

For:	9,397,724
Against:	326,570
Abstain:	4,784
Broker Non-Voted:	285,291
Other Non-Voted:	—

4.Stockholders approved the Company's executive compensation in a non-binding advisory vote, as follows:

For:	8,413,283
Against:	1,307,338
Abstain:	8,457
Broker Non-Voted:	285,291
Other Non-Voted:	—

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HESKA CORPORATION, a Delaware corporation

Dated: May 3, 2023	By: /s/ Christopher Sveen Christopher Sveen Executive Vice President, Chief Administrative Officer, General Counsel, Corporate Secretary